                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                               ------------------


         Date of Report (Date of earliest event reported): APRIL 12, 2000



                           IBIS TECHNOLOGY CORPORATION
           ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



MASSACHUSETTS                   0-23150                  04-2987600
----------------              ------------            -------------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)           Identification No.)
incorporation)


         32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS          01923
       ----------------------------------------------        -----------
         (Address of principal executive offices)             (Zip Code)


         Registrant's telephone number, including area code: (978) 777-4247
                                                             --------------

ITEM 5.   OTHER EVENTS.

         On April 12, 2000, the Registrant publicly disseminated a press release announcing it's receipt of $6.0 million in orders for an Ibis 1000 oxygen implanter and capacity reservation for additional equipment and/or SIMOX-SOI wafers from its largest customer, a leading domestic semiconductor manufacturer. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

         On April 12, 2000, the Registrant also publicly disseminated a press release announcing that based upon preliminary analysis, it expects a net loss in the range of $0.04 to $0.07 per share for the first quarter ended March 31, 2000. The major factor contributing to this result is lower than anticipated equipment revenue due to the timing of the receipt of a purchase order for equipment. The Registrant stated it would announce actual results for the quarter when they become available. In addition, the Registrant announced that it has previously used the percentage of completion method to recognize revenue on implanter sales; however, since it plans to sell Ibis 1000 implanters out of inventory to fulfill future purchase orders, it will recognize revenue on future equipment sales upon shipment. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.2 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibit.

         99.1        The Registrant's Press Release dated April 12, 2000.

         99.2        The Registrant's Press Release dated April 12, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   IBIS TECHNOLOGY CORPORATION
                                                   ---------------------------
                                                   (Registrant)



Date: April 13, 2000                   /S/ DEBRA L. NELSON
                                       ----------------------------------
                                       Debra L. Nelson, Chief Fiancial Officer

                                  EXHIBIT INDEX

Exhibit                                                              Sequential
NUMBER                     DESCRIPTION                              PAGE NUMBER
-------                  --------------                             -----------
99.1          The Registrant's Press Release                             5
              dated April 12, 2000

99.2          The Registrant's Press Release                             7
              dated April 12, 2000